UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 2, 2005

(Date of earliest event reported)

ROHM AND HAAS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3507	23-1028370

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania	19106

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 592-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01: THE COMPANY ENTERS INTO A MATERIAL AGREEMENT NOT MADE IN THE ORDINARY COURSE OF BUSINESS OR ENTERS INTO A MATERIAL AMENDMENT TO SUCH AN AGREEMENT.

On May 2, 2005, the stockholders of Rohm and Haas Company approved the 2005 Rohm and Haas Company Non-Employee Directors’ Stock Plan and the 2005 Rohm and Haas Company Non-Qualified Savings Plan.

Copies of the Plans are attached as Exhibits.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

EXHIBIT 10.1 — 2005 Rohm and Haas Company Non-Employee Directors’ Stock Plan

EXHIBIT 10.2 — 2005 Rohm and Haas Company Non-Qualified Savings Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY

(Registrant)

/s/ Robert A. Lonergan

Robert A. Lonergan
Vice President, General Counsel and Corporate Secretary

Date: May 11, 2005

Exhibit Index

10.1 2005 Rohm and Haas Company Non-Employee Directors’ Stock Plan

10.2 2005 Rohm and Haas Company Non-Qualified Savings Plan

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